

SOLUNA
HOLDINGS

FY23 Results & Business Update

April 2024

Preamble

The following content is completely qualified by the legal disclosures on the slide following this one.

Our goal is to share with you some of our strategic thinking and financial analysis we are using to guide the growth of our business.

The content is in line with our principles of being accountable and transparent with shareholders.

We operate in a hyper dynamic economic environment. That's a fancy way of saying things change quickly. What we are telling you here is based on our estimates and assumptions which are our best guess. We reserve the right to revise our point of view based on new information and changes in the business environment.

Despite an uncertain, dynamic environment, we must plan and make operating and investment decisions. This presentation lays some of that out for your review.

Legal Disclosure & Disclaimer

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act that reflect our current views with respect to, among other things, our operations, business strategy, interpretation of prior development activities, plans to develop and commercialize our products and services, potential market opportunity, financial performance and needs for additional financing. We have used words like "anticipate," "believe," "could," "estimate," "expect," "future," "intend," "may," "plan," "potential," "project," "will," and similar terms and phrases to identify forward-looking statements in this presentation.

The forward-looking statements contained in this presentation are based on management's current expectations and are subject to substantial risks, uncertainty and changes in circumstances. Actual results may differ materially from those expressed by these expectations due to risks and uncertainties, including, among others, those related to our ability to obtain additional capital on favorable terms to us, or at all, the success, timing and cost of ongoing or future operations, the lengthy and unpredictable nature of the project development, and technology process and businesses in which we currently engage or may engage.

These risks and uncertainties include, but may not be limited to, those described in our filings with the SEC. Forward-looking statements speak only as of the date of this presentation, and we undertake no obligation to review or update any forward-looking statement except as may be required by applicable law.

The material in this presentation has been prepared by Soluna and is general background information about Soluna's activities, current as at the date of this presentation and is provided for information purposes only. It should be read in conjunction with Soluna's periodic and continuous disclosure announcements filed with the Securities and Exchange Commission. This presentation provides information in summary form only and is not intended to be complete. Soluna makes no representation or warranty, express or implied, as to the accuracy, completeness, fairness or reliability of any of the information, illustrations, examples, opinions, forecasts, reports, estimates and conclusions contained in this presentation. It is not intended to be relied upon as advice or a recommendation to investors or potential investors and does not take into account the investment objectives, financial situation, taxation situation or needs of any particular investor. Due care and consideration should be undertaken when considering and analyzing Soluna's future performance and business prospects. THIS PRESENTATION IS NOT INTENDED TO SERVE AS A FORECAST OF ANY SUCH FUTURE PERFORMANCE OR PROSPECTS. An investor must not act on any matter contained in this document but must make its own assessment of Soluna and conduct its own investigations and analysis. Investors should assess their own individual financial circumstances and consider talking to a financial adviser, professional adviser or consultant before making any investment decision. This document does not constitute an offer, invitation, solicitation or recommendation with respect to the purchase or sale of any security in Soluna nor does it constitute financial product advice. This document is not a prospectus, product disclosure statement or other offer document under United States federal or state securities law or under any other law. This document has not been filed, registered or approved by regulatory authorities in any jurisdiction.

This presentation contains statistical and market data that we obtained from industry publications, reports generated by third parties, and third-party studies. Although we believe that the publications, reports, and studies are reliable as of the date of this presentation, we have not independently verified such statistical or market data.

Any projection, forecast, estimate or other "forward-looking" statement in this presentation only illustrates hypothetical performance under specified assumptions of events or conditions that have been clearly delineated herein. Such projections, forecasts, estimates or other "forward-looking" statements are not reliable indicators of future performance. Hypothetical or illustrative performance information contained in these materials may not be relied upon as a promise, prediction or projection of future performance and are subject to significant assumptions and limitations. In addition, not all relevant events or conditions may have been considered in developing such assumptions. READERS OF THIS DOCUMENT SHOULD UNDERSTAND THE ASSUMPTIONS AND EVALUATE WHETHER THEY ARE APPROPRIATE FOR THEIR PURPOSES. SOME EVENTS OR CONDITIONS MAY NOT HAVE BEEN CONSIDERED IN SUCH ASSUMPTIONS. ACTUAL EVENTS OR CONDITIONS WILL VARY AND MAY DIFFER MATERIALLY FROM SUCH ASSUMPTIONS. READERS SHOULD UNDERSTAND SUCH ASSUMPTIONS AND EVALUATE WHETHER THEY ARE APPROPRIATE FOR THEIR PURPOSES. This presentation may include figures related to past performance or simulated past performance as well as forecasted or simulated future performance. Soluna disclaims any obligation to update their views of such risks and uncertainties or to publicly announce the results of any revision to the forward-looking statements made herein.

Use of Projections and Illustrations - this presentation contains certain financial forecasts and illustrations. Neither Soluna's nor Soluna's independent auditors have studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation. The material in this presentation is for illustrative purposes only and should not be relied upon as being necessarily indicative of future results.

In addition to figures prepared in accordance with GAAP, Soluna from time to time presents alternative non-GAAP performance measures, e.g., EBITDA, adjusted EBITDA, adjusted net profit/loss, adjusted earnings per share, free cash flow, both on a company basis and on a project-level basis. Project level measures may not take into account a full allocation of corporate expenses. These measures should be considered in addition to, but not as a substitute for, the information prepared in accordance with GAAP. Alternative performance measures are not subject to GAAP or any other generally accepted accounting principle. Other companies may define these terms in different ways. See our annual report on Form 10-K for the year ended December 31, 2023 for an explanation of how management uses these measures in evaluating its operations.

Company Overview





Soluna develops data centers co-located with renewable power plants, turning their wasted energy into sustainable computing resources.

Why Soluna

Power producers and computing partners choose Soluna because of our **four pillars of expertise**

Project Development

Energy Markets

Computing Technology

Project Finance

How We Source Power for Our Data Centers


CURTAILED ENERGY
MDC*
SUBTRACTIVE ENERGY
GRID ENERGY

Economic/Technical curtailment from negative LMP.

We purchase energy at a fixed price.

Energy that would have gone to grid without the load.

We purchase energy at Project Settlement Point Price (SPP).

Energy that is sourced from the grid in excess of plant production.

We purchase energy at Load Zone Settlement Point Price (SPP) + Load Ratio Share(LRS) charges.

* Soluna Modular Data Center.

How We're Solving the Wasted Energy Problem

We build data centers that consume curtailed renewable energy


150 MW Wind Farm
7%
18%
25%
19%
35%
40%
2016 2017 2018 2019 2020 2021
+ 50 MW Data Center
3%
8%
13%
8%
18%
23%
2016 2017 2018 2019 2020 2021
+150 MW Data Center
0%
0%
1%
1%
2%
1%
2016 2017 2018 2019 2020 2021
Metered Generation
Curtailed Energy

Our Data Centers **Are More Productive Batteries**

Purpose-built to efficiently convert curtailed renewable energy into high performance computing.


MDC Building Configuration

Renewable Power

Power Input:
Configurable, Nominal 416/240 VAC 3-phase

Power Load:
1,200 kW

Modular Data Center

Monitoring:
Full Remote Monitoring for Operations and Security

Diagnostics and Maintenance:
AI Driven Built-In-Test

Autonomous Operations:
Designed for operation and maintenance by technician level personnel

Processing:
GPU, FPGA, ASIC

Network Input:
10 Gig Ethernet, Wireless Backup

Emergency Shutdown Time:
2s

Boot Time:
90s

Variable Consumption:
1% - 100%

Graceful Shutdown Time:
15-90s (Depending on Processing Configuration)

Physical Dimensions:
70' x 12' x 14' pre-fabricated buildings

MaestroOS Is Our Force Multiplier


ON
10:05
530
99
50.00
1.02

Control

Enhancing equipment lifespan and reducing failures through multiple redundancies.

Complete automation of fans, miners, PDUs, power infrastructure, and network.

Implementing robust and redundant computing systems at both the MDC and site levels to eliminate single points of failure.

Utilizes a cloud-based simulator for pre-deployment testing of software and algorithms.

Operations

Real-time tracking of miners, PDUs, networking equipment, and power infrastructure enables centralized site management and remote diagnostics.

Comprehensive diagnostic and alerting system empowers operators to swiftly detect issues and take immediate action.

Pinpoints the exact location of miners and equipment, facilitating the identification of anomalies quickly.

Power

Extensible architecture allows for quick adaptation of algorithms, facilitating seamless integration with various grid and behind-the-meter configurations.

Capable of accepting multiple grid and power stimuli to feed the algorithm.

Achieves 99% curtailment in less than 60 seconds.

Achieves full power restoration within 8 minutes.

Our data centers are 18% greener than typical data centers


Net Carbon Emissions
April 2022 – March 2023
180,000
160,000
140,000
120,000
100,000
Emissions (MT) /Year
162,228
-18%
132,834
ATC Hub West
(typical data center)
Project Dorothy
(Soluna data center)
Source: RESurety

How Soluna Makes Money

- Current revenue sources
- Future revenue sources

Prop Bitcoin Mining

- **Soluna or JV owned Bitcoin mining machines**
- *Bitcoin sold daily*
- *Soluna provides Managed Infrastructure Services*

Grid Ancillary Services

- **Compensation to act as behind-the-meter flexible load for the grid**
- *Paid on $ / MWh basis by Utility or Grid Operator*

Hosting for Bitcoin Miners

- **Third-party machines hosted at Soluna Data Centers**
- *Soluna provides Managed Infrastructure Services*

High Performance Computing

- **GPU Cloud – AI/ML, simulation, visualization, predictive analytics, and deep learning**
- *GPU machines could be hosted or owned by Soluna at Projects*

The Soluna Way

We tackle wasted energy through digital infrastructure. As we optimize the grid and serve our customers, we fuel our growth, funding further expansion to make renewable energy a superpower.



Source low-cost curtailed power from IPPs
Build, own, operate MDCs with 2-yr ROIC
Attract hosting customers HPC, Bitcoin
Provide Ancillary Services to grid
Grow AUM & EBITDA over fixed costs
Grow pipeline

Renewable Computing

Sustainable. Scalable. AI.

There is a growing demand for computing power that will account for **20% of global energy consumption by 2030.**


Renewable Energy has a wasted energy problem
AI needs more sustainable energy

SOLUNA CLOUD™

Sustainable Infrastructure for Scalable AI

Generative AI | **Machine learning** | **Natural language processing** | **Scientific computing**

AI is the fastest growing technology today

Time it took for selected online services to reach one million users



COMPANY
LAUNCHED
TIME
1 YEAR
2 YEARS
3 YEARS
Netflix
1999
3.5 years
Kickstarter*
2009
2.5 years
Airbnb**
2008
2.5 years
Twitter
2006
2 years
Foursquare***
2009
13 months
Facebook
2004
10 months
Dropbox
2008
7 months
Spotify
2008
5 months
Instagram***
2010
2.5 months
ChatGPT
2022
5 days

* one million backers; ** one million nights booked. *** one million downloads
Source: Company announcements via Business Insider/LinkedIn/Statista

AI's hidden challenges

AI is hungry

AI computing's energy density and space needs exceed current hyperscale data center capabilities. Energy demand for AI is projected to exceed the entire current data center levels. Some estimates put it at 20-30GW.

AI is thirsty

Traditional data centers, particularly those utilized for AI, exhibit substantial water consumption. Microsoft used an estimated equivalent of 2.8 Million glasses of water to train ChatGPT-3 due to the current cooling design of traditional data centers.

AI is dirty

Traditional data centers are responsible for 2% of overall U.S. greenhouse gas emissions. GPT-3, Gopher, BLOOM, and OPT had more than 900 tonnes of carbon emissions.

"Using renewable energy grids for training neural networks is the single biggest change that can be made. It can make emissions vary by a factor of 40, between a fully renewable grid and a full coal grid."

- Alexandra Luccioni, Hugging Face

The Lifecycle of AI

Gen AI is batchable: Parts of the Generative AI lifecycle are perfect computing applications for co-location with renewable power plants, because they are inherently batchable.

- Batchable process
- Real-time process

Training

A new model is created from scratch by learning from a large corpus of text. The phase requires the largest number of resources. For example, an iteration of OpenAI's GPT-3 was trained on 10,000 NVIDIA V100 GPUs for 15 days.

Fine Tuning

A pre-trained model is trained further on a smaller, task-specific dataset. This phase is where customers may take an off-the-shelf pre-trained model ad fine-tune it to their proprietary information.

Inferencing

Using a pre-trained model to generate predictions or outputs based on input data. This is 'using' the AI, such as when ChatGPT gives a response, or Stable Diffusion generates an image.

Soluna's Helix Data Centers are designed for AI

Purpose-built to efficiently convert curtailed renewable energy into batchable computing

- Direct Liquid Cooling
- Green Power
- Plug & Play
- Scalable
- Zero Water


We have a massive pipeline of wasted renewable energy to power high performance computing.
2GW

Operational Highlights 2024



Key Operating Metrics[1]

NASDAQ

SLNH / SLNHP

MW MANAGED

75 MW ▶ 291 MW[2]

INSTALLED HASHRATE

2.5 EH/s[1]

AVERAGE POWER COST*

<$29 / MWh[3]

CURTAILED ENERGY MONETIZED

43,203 MWh[4]

POWER USAGE EFFECTIVENESS (PUE)

1.01

BITCOIN MINERS DEPLOYED

~24,000[1&5]

AVERAGE J / TH/s

~30 J / TH/s

(1) All numbers are as of March 31st, 2024
(2) Sophie (25 MW - operational) + Dorothy 1 (50MW - operational) + Dorothy 2 (50 MW – In Development) + Kati (166 MW – In Development)
(3) 3-month average (December 2023 - February 2024)
(4) Since inception of the Dorothy project.
(5) Includes a mix of Prop Miners and Hosted Miners.
*Levelized Cost of Energy - Calculates present value of the total cost of building and operating a power plant over an assumed lifetime.



Project Dorothy 1A

CAPACITY

25 MW

MODEL

Hosting

INSTALLED HASHRATE

949 PH/s

ENERGIZATION

Operational

POWER USAGE EFFECTIVENESS

1.01

AVERAGE 3-MONTH ANNUAL LCOE*

~$28 / MWh[1]

POWER SOURCE

Wind

PARTNER

Spring Lane Capital

CURTAILED ENERGY CONSUMED

19,601 MWh[2]

(1) 3-month average (December 2023 - February 2024)
(2) Since inception of the Dorothy 1A project.
*Levelized Cost of Energy - Calculates present value of the total cost of building and operating a power plant over an assumed lifetime.





Project Dorothy 1B

CAPACITY
25 MW

MODEL
Prop Mining

INSTALLED HASHRATE
817 PH/s

ENERGIZATION
Operational

POWER USAGE EFFECTIVENESS
1.01

AVERAGE 3-MONTH ANNUAL LCOE*
~$28 / MWh[1]

POWER SOURCE
Wind

PARTNER
Navitas Global

CURTAILED ENERGY CONSUMED
11,301 MWh[2]

(1) 3-month average (December 2023 - February 2024)
(2) Since inception of the Dorothy 1A project.
*Levelized Cost of Energy - Calculates present value of the total cost of building and operating a power plant over an assumed lifetime.





Project Sophie

CAPACITY
25 MW

INSTALLED HASHRATE
778 PH/s

POWER USAGE EFFECTIVENESS
1.02

POWER SOURCE
Hydro/Grid

MODEL
Hosting

ENERGIZATION
Operational

AVERAGE 3-MONTH ANNUAL LCOE*
~$29 / MWh[1]

PARTNER
None



(1) 3-month average (December 2023 - February 2024)
*Levelized Cost of Energy - Calculates present value of the total cost of building and operating a power plant over an assumed lifetime.

Project Pipeline



Project Dorothy 2

CAPACITY

50 MW

MODEL

Hosting & AI

POWER SOURCE

Wind

ENERGIZATION

Design & Planning

PARTNER

TBD

AVERAGE ANNUAL LCOE

~$27 / MWh





Project Kati

CAPACITY

166 MW

POWER SOURCE

Wind

PARTNER

TBD

MODEL

Hosting

ENERGIZATION

Development

AVERAGE ANNUAL LCOE

~$30 / MWh



We have a growing pipeline of projects

Data Centers & Pipeline

25MW ▷
Sophie
Operating

100MW ▷
Dorothy
50MW Operating

166MW ▷
Kati
Design & Development*

2GW+ long-term pipeline with large IPPs and infrastructure funds in the US and beyond

Powered by

*Design – design and development activities with the IPP underway and submission to ERCOT LFL started.

Financial Results



2023 Corporate Focus Achieved

Energize Dorothy

Shift flagship site from construction to operations. Energize 50MW (1A and 1B).

Sign JV Partnership with Navitas Global for Prop Mining. Sell down portion of 1A to Spring Lane Capital.

Fill 1A with 25 MW of strategic hosting partners.

Cash Flow+

Sign 50MW of hosting at Dorothy and Sophie, ramp 25MW of Prop-mining at Dorothy.

Implement cost cutting measures to achieve positive cashflow from operations in second half of 2023.

Expand Flagship

Target the development of up to 50 MW of Project Dorothy 2 through project-level partnerships.

Leverage existing power infrastructure investments. Target energizing D2 in Q2 2024.

Grow Pipeline

Sign term sheets for 100MW of additional behind-the-meter projects with Renewable Power Producers.

Advance the projects through the ERCOT process.

New & Improved

10K

List of improvements for the 10K

- Business overview streamlined
- Expanded on key areas
- Added key tables
- Industry trends (including headwinds and tailwinds impact to Soluna)
- Adjusted EBITDA by Quarter
- Gross Profit by Site

SOLUNA
10K

Revenue Quarterly Trend FY 2023

(in 000's)

Includes Revenue % Change Quarter over Quarter



75%
180%
-33%

	Q1 23	Q2 23	Q3 23	Q4 23
Data Hosting Revenue	286	1,153	4,011	4,745
Cryptocurrency Mining Revenue	2,796	915	1,786	5,105
Ancillary Services Revenue	—	—	—	286
Grand Total	3,082	2,068	5,797	10,118

Gross Profit Quarterly Trend FY 2023

(in 000's)



Total Revenue
Total Cost of Revenue
Gross Profit
$10,000
$8,000
$6,000
$4,000
$2,000
$0
($2,000)
(66)
(389)
1,406
4,284
Q1 23
Q2 23
Q3 23
Q4 23

Certain prior quarter amounts have been reclassified for consistency in the current quarter presentation.

General & Administrative
FY 2023 Highlights (in 000's)

Total G&A vs FY 2022

↓ ($3.8M) -20%



$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$19.2M
-1.4
-1.1
-1.6
1.0
-0.7
$15.4M
FY 2022
Salaries
Legal Fees
Consult/Prof Fees
Investor Relations
Other
FY 2023

Adjusted EBITDA & Revenue

FY 2023 by Quarter

(in 000's)



Adjusted EBITDA
Revenue
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
($2,000)
($4,000)
$3,082
$2,068
$5,707
$10,118
($2,910)
($1,993)
$405
$1,041
Q1 23
Q2 23
Q3 23
Q4 23

Adjusted EBITDA FY 2023

(Dollars in thousands)	Three months ended March 31, 2023	Three months ended June 30, 2023	Three months ended September 30, 2023	Three months ended December 31, 2023	Year ended December 31, 2023	Year ended December 31, 2022
Net loss from continuing operations	$ (7,432)	$ (9,257)	$ (6,016)	$ (4,998)	$ (27,703)	$ (107,016)
Interest expense, net	1,374	486	495	393	2,748	8,375
Income tax (benefit) expense from continuing operations	(547)	(547)	569	(542)	(1,067)	(1,346)
Depreciation and amortization	3,002	2,918	3,579	3,877	13,376	28,214
EBITDA	(3,603)	(6,400)	(1,373)	(1,270)	(12,646)	(71,773)
Adjustments: Non-cash items						
Stock-based compensation costs	879	2,232	595	606	4,312	3,852
Loss (gain) on sale of fixed assets	78	(48)	373	(5)	398	4,089
Impairment on fixed assets	209	169	41	156	575	47,372
Loss on debt extinguishment and revaluation, net	(473)	2,054	769	1,554	3,904	11,130
Impairment of equity investment	-	-	-	-	0	750
Adjusted EBITDA	$ (2,910)	$ (1,993)	$ 405	$ 1,041	$ (3,457)	$ (4,580)

The following table represents the Adjusted EBITDA activity between each three-month period for the year ended December 31, 2022.

Condensed Consolidated Balance Sheet Highlights

Cash ↑ $5.2M 461%

Current Assets ↑ $10.3M 210%

AP $1.5 fav to PY, exited 2022 with 3-6 months of payables

(1)Prior period results have been adjusted to reflect the Reverse Stock Split of the Common Stock at a ratio of 1-for-25 that became effective October 13, 2023.

(Dollars in thousands, except per share)

	December 31, 2023	December 31, 2022
Assets		
Current Assets:		
Cash	$ 6,368	$ 1,136
Restricted cash	2,999	685
Accounts receivable	2,948	320
Notes receivable	446	219
Prepaid expenses and other current assets	1,416	1,107
Deposits and credits on equipment	1,028	1,175
Equipment held for sale	107	295
Total Current Assets	15,312	4,937
Restricted cash, noncurrent	1,000	-
Other assets	2,954	1,150
Property, plant and equipment, net	44,572	42,209
Intangible assets, net	27,007	36,432
Operating lease right-of-use assets	431	233
Total Assets	$ 91,276	$ 84,961
Liabilities and Stockholders' Equity		
Current Liabilities:		
Accounts payable	$ 2,099	$ 3,548
Accrued liabilities	4,906	2,721
Line of credit	-	350
Convertible notes payable	8,474	11,737
Current portion of debt	10,864	10,546
Income tax payable	24	-
Deferred revenue	-	453
Customer deposits-current	1,588	-
Operating lease liability	220	161
Total Current Liabilities	28,175	29,516
Other liabilities	499	203
Customer deposits- long-term	1,248	-
Operating lease liability	216	84
Deferred tax liability, net	7,779	8,886
Total Liabilities	37,917	38,689
Commitments and Contingencies (Note 14)		
Stockholders' Equity:		
9.0% Series A Cumulative Perpetual Preferred Stock, par value $0.001 per share, $25.00 liquidation preference; authorized 6,040,000; 3,061,245 shares issued and outstanding as of December 31, 2023 and December 31, 2022	3	3
Series B Preferred Stock, par value $0.0001 per share, authorized 187,500; 62,500 shares issued and outstanding as of December 31, 2023 and December 31, 2022	—	—
Common stock, par value $0.001 per share, authorized 75,000,000; 2,546,361 shares issued and 2,505,620 shares outstanding as of December 31, 2023 and 788,578 shares issued and 747,837 shares outstanding as of December 31, 2022(1)	3	1
Additional paid-in capital	291,276	277,429
Accumulated deficit	(250,970)	(221,769)
Common stock in treasury, at cost, 40,741 shares at December 31, 2023 and December 31, 2022(1)	(13,798)	(13,798)
Total Soluna Holdings, Inc. Stockholders' Equity	26,514	41,866
Non-Controlling Interest	26,845	4,406
Total Stockholders' Equity	53,359	46,272
Total Liabilities and Stockholders' Equity	$ 91,276	$ 84,961

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SOLUNA
WELCOME TO
RENEWABLE
COMPUTING
Learn more at
solunacomputing.com

Appendix

Consolidated
Balance Sheet

(Dollars in thousands, except per share)

	December 31, 2023	December 31, 2022
Assets		
Current Assets:		
Cash	$ 6,368	$ 1,136
Restricted cash	2,999	685
Accounts receivable	2,948	320
Notes receivable	446	219
Prepaid expenses and other current assets	1,416	1,107
Deposits and credits on equipment	1,028	1,175
Equipment held for sale	107	295
Total Current Assets	15,312	4,937
Restricted cash, noncurrent	1,000	-
Other assets	2,954	1,150
Property, plant and equipment, net	44,572	42,209
Intangible assets, net	27,007	36,432
Operating lease right-of-use assets	431	233
Total Assets	$ 91,276	$ 84,961
Liabilities and Stockholders' Equity		
Current Liabilities:		
Accounts payable	$ 2,099	$ 3,548
Accrued liabilities	4,906	2,721
Line of credit	-	350
Convertible notes payable	8,474	11,737
Current portion of debt	10,864	10,546
Income tax payable	24	-
Deferred revenue	-	453
Customer deposits-current	1,588	-
Operating lease liability	220	161
Total Current Liabilities	28,175	29,516
Other liabilities	499	203
Customer deposits- long-term	1,248	-
Operating lease liability	216	84
Deferred tax liability, net	7,779	8,886
Total Liabilities	37,917	38,689
Commitments and Contingencies (Note 14)		
Stockholders' Equity:		
9.0% Series A Cumulative Perpetual Preferred Stock, par value $0.001 per share, $25.00 liquidation preference; authorized 6,040,000; 3,061,245 shares issued and outstanding as of December 31, 2023 and December 31, 2022	3	3
Series B Preferred Stock, par value $0.0001 per share, authorized 187,500; 62,500 shares issued and outstanding as of December 31, 2023 and December 31, 2022	—	—
Common stock, par value $0.001 per share, authorized 75,000,000; 2,546,361 shares issued and 2,505,620 shares outstanding as of December 31, 2023 and 788,578 shares issued and 747,837 shares outstanding as of December 31, 2022(1)	3	1
Additional paid-in capital	291,276	277,429
Accumulated deficit	(250,970)	(221,769)
Common stock in treasury, at cost, 40,741 shares at December 31, 2023 and December 31, 2022(1)	(13,798)	(13,798)
Total Soluna Holdings, Inc. Stockholders' Equity	26,514	41,866
Non-Controlling Interest	26,845	4,406
Total Stockholders' Equity	53,359	46,272
Total Liabilities and Stockholders' Equity	$ 91,276	$ 84,961

(1)Prior period results have been adjusted to reflect the Reverse Stock Split of the Common Stock at a ratio of 1-for-25 that became effective October 13, 2023.

Consolidated Statement of Operations

	Year Ended December 31, 2023	2022
Cryptocurrency mining revenue	$ 10,602	$ 24,409
Data hosting revenue	10,196	4,138
Demand response services	268	-
Total revenue	21,066	28,547
Operating costs:		
Cost of cryptocurrency mining revenue, exclusive of depreciation	6,365	14,226
Cost of data hosting revenue, exclusive of depreciation	5,601	3,572
Costs of revenue-depreciation	3,863	18,708
Total costs of revenue	15,829	36,506
Operating expenses:		
General and administrative expenses, exclusive of depreciation and amortization	15,390	19,203
Depreciation and amortization associated with general and administrative expenses	9,513	9,506
Total general and administrative expenses	24,903	28,709
Impairment on equity investment	-	750
Impairment on fixed assets	575	47,372
Operating loss	(20,241)	(84,790)
Interest expense	(2,748)	(8,375)
Loss on debt extinguishment and revaluation, net	(3,904)	(11,130)
Loss on sale of fixed assets	(398)	(4,089)
Other (expense) income, net	(1,479)	22
Loss before income taxes from continuing operations	(28,770)	(108,362)
Income tax benefit from continuing operations	1,067	1,346
Net loss from continuing operations	(27,703)	(107,016)
Income before income taxes from discontinued operations (including gain on sale of MTI Instruments of $7,751 for year ended December 31, 2022)	-	7,851
Income tax benefit from discontinued operations	-	70
Net income from discontinued operations	-	7,921
Net loss	(27,703)	(99,095)
(Less) Net income (loss) attributable to non-controlling interest	1,498	(380)
Net loss attributable to Soluna Holdings, Inc.	$ (29,201)	$ (98,715)
Basic and Diluted (loss) earnings per common share (1):		
Net loss from continuing operations attributable to Soluna Holdings, Inc. per share (Basic & Diluted)	$ (27.79)	$ (187.63)
Net income from discontinued operations per share (Basic & Diluted)	$ -	$ 13.22
Basic & Diluted loss per share	$ (27.79)	$ (174.41)
Weighted average shares outstanding (Basic and Diluted)	1,313,910	599,301

(1)Prior period results have been adjusted to reflect the Reverse Stock Split of the Common Stock at a ratio of 1-for-25 that became effective October 13, 2023.

Consolidated Statement of Cash Flows

Soluna Holdings, Inc. and Subsidiaries
Consolidated Statements of Cash Flows
For the Year Ended December 31, 2023 and 2022
(Dollars in thousands)

	Year Ended December 31, 2023	Year Ended December 31, 2022
Operating Activities		
Net loss	$ (27,703)	$ (99,095)
Net income from discontinued operations (including gain on sale of MTI Instruments of $7,751 for the year ended December 31, 2022)	-	(7,921)
Net loss from continuing operations	(27,703)	(107,016)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:		
Depreciation expense	3,894	18,731
Amortization expense	9,483	9,483
Stock-based compensation	4,225	3,673
Consultant stock compensation	87	179
Deferred income taxes	(1,107)	(1,388)
Impairment on fixed assets	575	47,372
Amortization of operating lease asset	238	202
Impairment on equity investment	-	750
Loss on debt extinguishment and revaluation, net	3,904	11,130
Amortization on deferred financing costs and discount on notes	753	6,538
Loss on sale of fixed assets	398	4,089
Changes in operating assets and liabilities:		
Accounts receivable	(2,620)	211
Prepaid expenses and other current assets	(306)	146
Other long-term assets	(304)	(29)
Accounts payable	(862)	553
Deferred revenue	(453)	137
Customer deposits	2,836	-
Operating lease liabilities	(234)	(197)
Other liabilities	320	(308)
Accrued liabilities	3,889	(374)
Net cash used in provided by operating activities	(2,987)	(6,118)
Net cash provided by operating activities- discontinued operations	-	369
Investing Activities		
Purchases of property, plant, and equipment	(12,705)	(63,684)
Purchases of intangible assets	(58)	(76)
Proceeds from disposal on property, plant, and equipment	2,286	2,605
Deposits of equipment, net	147	6,441
Net cash used in investing activities	(10,330)	(54,714)

Consolidated Statement of Cash Flows

Net cash provided by investing activities- discontinued operations	-	9,084
Financing Activities		
Proceeds from preferred offerings	-	16,658
Proceeds from common stock offering	817	2,858
Proceeds from notes and debt issuance	3,100	30,543
Costs of preferred offering	-	(1,910)
Costs of common stock offering	(10)	(504)
Costs of notes and short-term debt issuance	(1,057)	(2,078)
Cash dividend distribution on preferred stock	-	(3,852)
Payments on NYDIG loans and line of credit	(350)	(4,491)
Contributions from non-controlling interest	20,365	4,786
Distributions for non-controlling interest	(1,002)	-
Proceeds from stock option exercises	-	153
Proceeds from common stock warrant exercises	-	779
Net cash provided by financing activities	21,863	42,942
Increase (decrease) in cash & restricted cash-continuing operations	8,546	(17,890)
Increase in cash & restricted cash- discontinued operations	-	9,453
Cash & restricted cash – beginning of period	1,821	10,258
Cash & restricted cash – end of period	$ 10,367	$ 1,821
Supplemental Disclosure of Cash Flow Information		
Interest paid on NYDIG loans and line of credit	6	1,311
Interest paid on Navitas loan	204	-
Interest paid on convertible noteholder default	617	-
Noncash investing and financing activities:		
Notes converted to common stock	6,013	3,295
Noncash disposal of NYDIG collateralized equipment	3,137	-
Noncash non-controlling interest contribution	2,095	-
Interest and penalty settled through repossession of collateralized equipment	1,773	-
Warrant consideration in relation to convertible notes and debt	1,637	14,602
Non-controlling interest membership distribution accrual	517	-
Noncash activity right-of use assets obtained in exchange for lease obligations	403	20
Promissory note conversion to common or preferred shares	845	15,236
Noncash proceed on sale of equipment	240	210
Series B preferred dividend prefunded warrant and common stock issuance	655	-
Noncash equipment financing	-	4,620
Proceed receivable from sale of MTI Instruments	-	295

Prior Year Comparison
Adjusted EBITDA

(Dollars in thousands)	Years Ended December 31, 2023	2022
Net loss from continuing operations	$ (27,703)	$ (107,016)
Interest expense	2,748	8,375
Income tax (benefit) expense	(1,067)	(1,346)
Depreciation and amortization	13,376	28,214
EBITDA	(12,646)	(71,773)
Adjustments: Non-cash items		
Stock-based compensation costs	4,312	3,852
Loss on sale of fixed assets	398	4,089
Loss on debt extinguishment and revaluation, net	3,904	11,130
Impairment of equity investment	-	750
Impairment on fixed assets	575	47,372
Adjusted EBITDA	$ (3,457)	$ (4,580)

FY 2023 by Quarter Adjusted EBITDA

(Dollars in thousands)

	Three months ended March 31, 2023	Three months ended June 30, 2023	Three months ended September 30, 2023	Three months ended December 31, 2023	Year ended December 31, 2023
Net loss from continuing operations	$ (7,432)	$ (9,257)	$ (6,016)	$ (4,998)	$ (27,703)
Interest expense, net	1,374	486	495	393	2,748
Income tax (benefit) expense from continuing operations	(547)	(547)	569	(542)	(1,067)
Depreciation and amortization	3,002	2,918	3,579	3,877	13,376
EBITDA	(3,603)	(6,400)	(1,373)	(1,270)	(12,646)
Adjustments: Non-cash items					
Stock-based compensation costs	879	2,232	595	606	4,312
Loss (gain) on sale of fixed assets	78	(48)	373	(5)	398
Impairment on fixed assets	209	169	41	156	575
Loss on debt extinguishment and revaluation, net	(473)	2,054	769	1,554	3,904
Adjusted EBITDA	$ (2,910)	$ (1,993)	$ 405	$ 1,041	$ (3,457)